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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): APRIL 29, 2003


                              TASTY BAKING COMPANY
               ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         PENNSYLVANIA                      1-5084               23-1145880
         ------------                      ------               ----------
(State or Other Jurisdiction of         (Commission         (I.R.S. Employer
Incorporation or Organization)          File Number)        Identification No.)


2801 HUNTING PARK AVENUE, PHILADELPHIA, PENNSYLVANIA                19129
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(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (215) 221-8500


                                 NOT APPLICABLE
 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Not applicable

      (b)   Not applicable

      (c)   The following exhibit is filed herewith:


            Exhibit 99.1             Press Release dated April 29, 2003


ITEM 9. REGULATION FD DISCLOSURE

      On April 29, 2003, Tasty Baking Company announced its financial results for the first quarter ended March 29, 2003. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference. The attached exhibit is furnished pursuant to Item 9 and Item 12 of Form 8-K.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TASTY BAKING COMPANY
                                             ---------------------------------
                                             (Registrant)

Date:  April 29, 2003                        /S/ David S. Marberger
                                             ---------------------------------
                                             David S. Marberger
                                             Senior Vice President and
                                             Chief Financial Officer
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                                  EXHIBIT INDEX

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         EXHIBIT NO.          DESCRIPTION
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
           99.1               Press Release dated April 29, 2003
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